Exhibit 99.1

Guardion Health Sciences Announces Entry into Definitive Agreement to Sell its Well-Known Viactiv® Brand and Business to Doctor’s Best Inc.

HOUSTON, TEXAS – January 30, 2024 (GLOBE NEWSWIRE) – Guardion Health Sciences, Inc. (Nasdaq: GHSI) (“Guardion” or the “Company”) announced today that it has signed an equity purchase agreement to sell its Activ Nutritional, LLC subsidiary, which owns the Viactiv® brand and business, to Doctor’s Best Inc. (“Doctor’s Best”), a wholly-owned subsidiary of Kingdomway USA Corp. (“Kingdomway”), for gross cash consideration of $17.2 million, payable in full at closing. The transaction has been approved by the respective Boards of Directors of Guardion and of Doctor’s Best, and remains subject to normal and customary closing conditions, including approval of the transaction by the Company’s stockholders at a forthcoming Special Meeting of Stockholders. Assuming requisite approval by the Company’s stockholders, the transaction is expected to close during the quarter ending June 30, 2024.

Robert Weingarten, the Chairman of the Board of Directors of the Company, commented, “As we have previously announced, in light of continuing market conditions and economic realities, the Board of Directors has been exploring a diverse range of strategic transaction options for more than a year in an effort to deliver enhanced value to our stockholders, including a sale of the Company and/or its Viactiv® brand and business. In that regard, as previously announced, the Company engaged Alantra, LLC, an experienced and successful international healthcare investment banking firm, as the Company’s exclusive financial advisor to assist with the strategic review and transaction process, and this transaction represents a culmination of this extensive review process. The Company’s Board of Directors unanimously believes that this transaction is in the best interests of the Company’s stockholders.”

Jan Hall, the Company’s President and Chief Executive Officer, who joined the Company in June 2023, commented, “We are pleased to be selling our Activ Nutritional, LLC subsidiary and Viactiv® brand dietary supplements business to Doctor’s Best, which is committed to leveraging its global scale under parent company Kingdomway to drive growth of the product line in the United States and internationally. The Viactiv® brand and business has performed well, with 13% year-on-year topline revenue growth for the nine months ended September 30, 2023.”

Commented Gale Bensussen, Chief Executive Officer of Doctor’s Best and Vice President of Kingdomway, “Doctor’s Best and Viactiv® share a similar vision. We value innovation and a science-based approach to nutrition utilizing high quality ingredients with clinically studied efficacy to help improve people’s healthy living. This transaction underscores our commitment to continue to invest in strategically aligned opportunities that create manufacturing and marketing synergies. The strength and performance of the Viactiv brand will allow us to expand our global presence and provide an expanded array of high-quality products to our customers.”

Advisors

Alantra, LLC is acting as exclusive financial advisor to the Company, and Sheppard, Mullin, Richter & Hampton LLP is serving as legal counsel to Guardion Health Sciences, Inc.

About Guardion Health Sciences, Inc.

Guardion Health Sciences, Inc. (Nasdaq: GHSI) is a clinical nutrition company that offers a portfolio of science-based, clinically supported products designed to support the health needs of consumers, healthcare professionals and providers and their patients. Information with respect to Guardion and its business may be obtained at www.guardionhealthsciences.com and www.viactiv.com or in the Company’s filings with the SEC at www.sec.gov.

About Doctor’s Best Inc.

Doctor’s Best Inc. is a leading, science-based nutritional supplement company driven by a mission to empower families to lead a healthy lifestyle and thrive outside of the doctor’s office. Founded by a physician more than 30 years ago, Doctor’s Best offers more than 200 products in the nutritional supplement industry. Based in Tustin, California, Doctor’s Best products can be found on retail sites such as Amazon and iHerb, as well as at major retailers and specialty chains, including Walmart and Sprouts. For more information, visit drbvitamins.com. Doctor’s Best Inc. is a wholly-owned subsidiary of Kingdomway USA Corp.

About Kingdomway USA Corp.

Kingdomway USA Corp. is the U.S. subsidiary holding company of Xiamen Kingdomway Group Company (“XKDW”), a high-tech enterprise of China’s National Torch Project. Located in Xiamen, China, XKDW has been publicly listed on the Shenzhen Stock Exchange since October 28, 2011. Since its establishment in November 1997, XKDW has developed and expanded its business of manufacturing pharmaceutical raw materials, and today is considered a leader in the dietary supplement and sports nutrition manufacturing industries. Information with respect to Kingdomway and XKDW’s business may be obtained at https://www.kingdomway.com/EN/EnAbout/Index/2.html or in XKDW’s profile on the Shenzhen Stock Exchange at http://www.cninfo.com.cn/new/snapshot/companyDetailEn?code=002626.

Additional Information and Where to Find It

In connection with the equity purchase agreement and the proposed transaction, Guardion intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and certain other related documents, which will to be distributed to the stockholders of Guardion in connection with Guardion’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters as may be described in the definitive proxy statement. This press release does not contain any information that should be considered by Guardion’s stockholders concerning the proposed transaction and is not intended to constitute the basis of any voting or investment decision in respect of the proposed transaction. The stockholders of Guardion and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement and documents incorporated by reference therein filed with the SEC in connection with the proposed transaction, as these materials will contain important information about Guardion, the equity purchase agreement and the proposed transaction. When available, the definitive proxy statement and other relevant materials regarding the proposed transaction will be mailed to stockholders of Guardion as of a record date to be established for voting on the proposed transaction. Stockholders of Guardion will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, through the SEC’s website at https://www.sec.gov, and through Guardion’s website at https://investors.guardionhealth.com/sec-filings.

Non-Solicitation

This press release is not considered solicitating material with respect to a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statement Disclaimer

With the exception of the historical information contained in this news release, the matters described herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements contain information about our expectations, beliefs, plans or intentions regarding our product development and commercialization efforts, research and development efforts, business, financial condition, results of operations, strategies or prospects, and other similar matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “hopes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing.

These statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, and involve unknown risks and uncertainties that may individually or materially impact the matters discussed herein for a variety of reasons that are outside the control of the Company, including, but not limited to, the successful completion of the sale of Activ Nutritional, LLC to Doctor’s Best Inc., the use of the proceeds received from the sale of Activ Nutritional, LLC to Doctor’s Best Inc., the Company’s ability to continue to fund its operations, including its ocular healthcare business, subsequent to the sale of Activ Nutritional, LLC to Doctor’s Best Inc., and the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements.

Readers are cautioned not to place undue reliance on these forward-looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s filings with the SEC, which are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

For More Information About Guardion Health Sciences, Inc., Contact:

investors@guardionhealth.com

Phone: 1-800 873-5141 Ext 208